UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

Contents

CLick Here Performance Summary

CLick Here Information About Your Fund's Expenses

CLick Here Portfolio Management Review

CLick Here Portfolio Summary

CLick Here Investment Portfolio

CLick Here Financial Statements

CLick Here Financial Highlights

CLick Here Notes to Financial Statements

CLick Here Other Information

CLick Here Shareholder Meeting Results

CLick Here Account Management Resources

CLick Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks than investments in domestic securities. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and the 3-year, 5-year and 10-year periods shown for Class A and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the DWS Pacific Opportunities Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Pacific Opportunities Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	35.87%	46.17%	36.87%	16.14%	1.48%
Class B	35.20%	44.76%	35.79%	15.21%	.67%
Class C	35.34%	44.91%	35.78%	15.24%	.69%
MSCI All Country Asia Free (excluding Japan) Index+	33.12%	43.51%	37.79%	18.10%	2.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 18.93	$ 18.63	$ 18.65
10/31/05	$ 14.05	$ 13.78	$ 13.78
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .13	$ —	$ —
Class A Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	51	37
3-Year	25	of	48	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Pacific Opportunities Equity Fund — Class A [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Pacific Opportunities Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,777	$24,165	$19,918	$10,920
	Average annual total return	37.77%	34.19%	14.78%	.88%
Class B	Growth of $10,000	$14,176	$24,840	$20,198	$10,692
	Average annual total return	41.76%	35.43%	15.10%	.67%
Class C	Growth of $10,000	$14,491	$25,034	$20,320	$10,717
	Average annual total return	44.91%	35.78%	15.24%	.69%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$14,351	$26,161	$22,970	$12,467
	Average annual total return	43.51%	37.79%	18.10%	2.23%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class AARP shares and the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Pacific Opportunities Equity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Pacific Opportunities Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	35.97%	46.39%	37.21%	16.44%	1.75%
Class AARP	36.04%	46.37%	37.20%	16.47%	1.75%
MSCI All Country Asia Free (excluding Japan) Index+	33.12%	43.51%	37.79%	18.10%	2.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 19.10	$ 19.08
10/31/05	$ 14.17	$ 14.18
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .15	$ .17
Class S Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	17	of	51	33
3-Year	22	of	48	45
5-Year	24	of	41	58
10-Year	20	of	24	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Pacific Opportunities Equity Fund — Class S [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Pacific Opportunities Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,639	$25,831	$21,408	$11,900
	Average annual total return	46.39%	37.21%	16.44%	1.75%
Class AARP	Growth of $10,000	$14,637	$25,827	$21,428	$11,898
	Average annual total return	46.37%	37.20%	16.47%	1.75%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$14,351	$26,161	$22,970	$12,467
	Average annual total return	43.51%	37.79%	18.10%	2.23%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,358.70	$ 1,352.00	$ 1,353.40	$ 1,360.40	$ 1,359.70
Expenses Paid per $1,000*	$ 10.76	$ 16.33	$ 15.35	$ 9.54	$ 9.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,015.67	$ 1,010.91	$ 1,011.75	$ 1,016.71	$ 1,016.51
Expenses Paid per $1,000*	$ 9.20	$ 13.96	$ 13.12	$ 8.15	$ 8.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Pacific Opportunities Equity Fund	1.84%	2.80%	2.63%	1.63%	1.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Joseph Wat discusses DWS Pacific Opportunities Equity Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the Asian markets perform during the past six months?

A: Stocks in Asia continued to deliver strong gains during the fund's semiannual reporting period. Investors were encouraged by a litany of positive factors, including hearty economic growth, robust corporate earnings and the improving fiscal health of the region's governments. Additionally, a recovery in the technology sector during the past half-year provided support to two of Asia's largest markets, Korea and Taiwan. Liquidity also was a key factor, as low interest rates worldwide continue to fuel investors' appetites for risk — a distinct positive for both China and India.

With this as a backdrop, the fund's benchmark — the MSCI All Country Asia Free (ex-Japan) Index — delivered a return of 33.12%.1 In comparison, the MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.) gained 16.01%.2 Notably, the stretch of outperformance for the Asian markets extends over the past five years, as well.

1 The Morgan Stanley Capital International (MSCI) All Country Asia Free (ex-Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

	1-year	3-year	5-year
MSCI All Country Asia Free (ex-Japan) Index	43.51%	37.79%	18.10%
MSCI World Index	24.32%	21.12%	5.51%

Q: How did the fund perform in comparison with its benchmark and peer group?

A: The total return of the fund's Class A shares for the six months ended April 30, 2005, was 35.87%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

We are pleased to report that the fund outperformed both the 33.12% return of the benchmark and the 31.83% average return of the 51 funds in its Lipper peer group, Pacific ex-Japan Funds.3 The fund's one-year return of 46.17% also is ahead of the 43.51% return of the benchmark and the 45.24% category average. While one year is still a short time to measure performance, we believe the improvement in the fund's results helps illustrate the effectiveness of our use of bottom-up, fundamental company research to find values in areas of the market that are out of favor.

3 The Lipper Pacific ex-Japan Funds category comprises funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically do not invest in Japan. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest into a Lipper category.

Q: What factors helped fund performance during the period?

A: The fund's performance was boosted by strong stock selection across the board. In terms of relative performance, our stock picks outperformed the stocks in the benchmark in seven of the 10 major industry sectors, and in two of the three in which the fund lagged — health care and telecommunications — the underperformance was very slight.

The sector in which we added the most value was technology, almost entirely through stock selection. The largest individual contributor in this sector — and in the fund as a whole — was High Tech Computer Corp., a manufacturer of smart phones (cell phones with data capabilities). South Korea's Hynix Semiconductor also contributed positively to performance as the market's focus moved from short-term seasonal weakness to the company's long-term growth potential and excessive valuation discount relative to its global peers. (As of April 30, 2006, the position in Hynix Semiconductor was sold.) Hon Hai Precision Industry Co., Ltd., an outsourcing play, performed well during the period. While US-based companies in the electronic manufacturing services industry are burdened by high costs that make them less competitive, Hon Hai has a lower cost base due to its location in China. As a result, it has been taking business away from its American peers.

Also contributing to performance were the fund's strategic moves in China. An overweight to this market in the first half of the period paid off, since signs of a resumption of growth in the country's economy led to a rally in stock prices.4 Our investments in China are largely designed to take advantage of the growth in the domestic economy. For instance, we held a large overweight in China Life Insurance Co. Ltd., which we believe will benefit as the country's growing middle class begins to spend more money on insurance. The stock performed well during the period, and was the third-largest contributor to the fund's return. Outside of domestic plays, a top holding is PetroChina Co. Ltd., which surged on the strength of the rising prices for oil and gas.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We also added value through our investments in Hong Kong, where a strong economy supported continued gains in property prices. Key contributors included Kerry Properties Ltd., Hong Kong Land Holdings Ltd. and Sun Hung Kai Properties, Ltd. An overweight position in Hong Kong Exchanges & Clearing Co., Ltd. also helped fund performance. The stock has benefited significantly from investors use of the Hong Kong exchanges to gain exposure to China's stock market. Outside of Hong Kong, rising trading volume also boosted shares of Singapore Exchange Ltd. — another substantial overweight for the fund.

Our investments in India also contributed positively as we had been overweight in infrastructure-related stocks such as the cement companies Grasim Industries Ltd. and Gujarat Ambuja Cements Ltd., as well as contractors such as Larsen & Toubro Ltd.

Q: What elements of the fund's positioning detracted from performance?

A: A key detractor was the fund's positions in CLP Holdings Ltd., a Hong Kong utility that was among the few holdings to post a negative total return. (As of April 30, 2006, the position in CLP Holdings was sold.) BOC (Bank of China) Hong Kong Holdings Ltd. posted a return that underperformed in the context of a strong market, so the fund's overweight in the stock detracted. We had bought this stock on expectations that lower interest rates would boost loan growth, but lower rates did not in fact materialize. Several other financial stocks in the fund underperformed due to concerns that rising interest rates worldwide would crimp net interest margins (the difference between the rates at which banks lend and borrow). In total, however, our stock selection in financials was additive to performance.

Hyundai Motor Co. weighed on performance as well. We hold a weighting in the stock almost double that of the benchmark due to its improving global brand and concurrent rise in sales. However, Hyundai underperformed in the short-term due to rising input costs and investors' concerns that the rising value of the Korean won would make its products more expensive for overseas consumers.

Also detracting was an underweight in the materials sector, which performed well on the strength of soaring commodities prices. We have taken a step back from the commodities sector, where the high level of speculation at work in the market makes it very hard to assess fundamentals and determine what the true value of commodity-oriented stocks actually are. Rather than investing in this area and be at the mercy of a speculative market, we are instead focusing more of our attention on sectors where we believe we can add more value through fundamental research.

Q: What notable changes did you make to the fund's positioning?

A: In the first half of the reporting period, the fund was overweight in China, but we reduced this position due to our belief that the higher interest rates in the country will begin to take a toll on growth. We also reduced the fund's position in Korea from an overweight to neutral, as we opted to take profits in some technology stocks that had performed well and in our view were due for a breather. Along the same line, we took profits in some of our technology holdings in Taiwan, and rotated assets into stocks that are more sensitive to the domestic economy.

We reinvested the proceeds of these various sales into the smaller South Asian markets: the Philippines, Indonesia, and Malaysia. In the Philippines, we believe the macroeconomic environment is much improved in the past two to three years. The government has been able to boost revenues and control expenses, and in the process reduce the budget deficit. Interest rates have come down as a result, and this has led to us to invest in property-related stocks. Similarly, our investments in Indonesia are domestic plays in banks such as Bank International Indonesia Tbk and the property developer Kawasan Industries Jababeka Tbk. We believe the government has made the right moves to stabilize the economy, and we feel that stocks such as these represent a direct way to take advantage of the positive trend. In Malaysia, meanwhile, the fund has been underweight for some time as we awaited the results of the government's economic restructuring. Now, two years into the initiative, the efforts appear to be paying off. In addition, we are finding valuations in the market to be compelling.5 Top holdings in the country include Digi.com Bhd, a mobile telecommunications operator that was among the top contributors to fund performance during the period, and Telekom Malaysia Tbk, which is benefiting from its overseas investments in Indonesia and Sri Lanka.

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

India, meanwhile, has generated a great deal of interest among investors, and this was reflected in the enormous level of cash that has poured into the country's stock market during the past year. The fund's investments in India are largely concentrated in domestic plays and infrastructure stocks. An example of the former is Bharti Tele-ventures Ltd., which has generated substantial earnings gains from the explosive growth in Internet subscribers in India. With respect to the latter, infrastructure investment has been lagging the growth in the economy, but the government that came into place last year has made this an area of focus and has begun to spend more money on airports, bridges and roads. Examples of stocks we own that should allow us to take advantage of this theme include Gujarat Ambuja Cements Ltd., Larsen & Toubro Ltd.

Q: What is your broad view of the asset class as we head into the second half of the year?

A: Given the strong run-up in the Asian markets during the past six months, and indeed the past three years, it would not be surprising to see stocks pause for a breather in the months ahead. That said, we believe the foundation for continued long-term outperformance remains in place. From a technical standpoint, the continued strength in investment flows and the possibility of a pause in US interest rate hikes both should lend support to the region's markets. From a fundamental standpoint, the themes driving Asia's growth — China's rapid growth, Japan's recovery, the expansion of the middle class and a robust global economy — all remain firmly in place. We encourage investors to stay focused on these long-term trends in the event that the global markets begin to experience greater short-term volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical (Excludes Cash Equivalents)	4/30/06	10/31/05

Korea	26%	29%
Taiwan	20%	20%
Hong Kong	16%	21%
India	10%	7%
Singapore	9%	9%
China	8%	5%
Malaysia	4%	5%
Indonesia	3%	1%
Thailand	3%	2%
Philippines	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05

Financials	33%	31%
Information Technology	21%	23%
Industrials	10%	8%
Telecommunication Services	9%	10%
Consumer Staples	8%	7%
Materials	6%	4%
Energy	5%	4%
Consumer Discretionary	4%	7%
Utilities	4%	5%
Other	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (29.4% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	6.7%
2. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	3.6%
3. Kookmin Bank Provider of commercial banking services	Korea	2.8%
4. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.8%
5. PetroChina Co., Ltd. Explores, develop and produces crude oil and natural gas	China	2.6%
6. Samsung Fire & Marine Insurance Co., Ltd Provider of insurance products	Korea	2.6%
7. Hyundai Motor Co. Sells and exports cars, trucks and commercial vehicles	Korea	2.2%
8. Chungwha Telecom Co., Ltd Provides local, domestic, and international long distance services	Korea	2.1%
9. China Life Insurance Co., Ltd. Offers a wide range of insurance products and services	China	2.0%
10. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail corporate customers	Hong Kong	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 97.9%
China 8.3%
China Construction Bank "H"*	6,641,000	2,869,404
China Life Insurance Co., Ltd. "H"*	2,278,000	3,085,009
China Telecom Corp., Ltd. "H"	5,479,000	1,925,667
Golden Eagle Retail Group Ltd.*	500,000	278,913
PetroChina Co., Ltd. "H"	3,684,000	4,062,554
ZTE Corp. "H"	192,000	656,237
(Cost $9,498,986)		12,877,784
Hong Kong 16.1%
BOC Hong Kong (Holdings) Ltd.	1,490,000	3,074,820
Cheung Kong (Holdings) Ltd.	268,000	3,021,062
China Mengniu Dairy Co., Ltd.	2,103,000	2,400,468
China Mobile (Hong Kong) Ltd.	289,000	1,681,078
CNOOC Ltd.	2,262,000	1,823,417
Dah Sing Banking Group Ltd.	886,000	1,742,677
Fittec International Group	1,888,000	675,738
Hang Seng Bank Ltd.	103,700	1,341,508
Hong Kong Exchanges & Clearing Ltd.	394,000	2,840,674
Hongkong Land Holdings Ltd.	391,000	1,532,720
Kerry Properties Ltd.	448,000	1,589,001
Shangri-La Asia Ltd.	868,000	1,539,345
Sun Hung Kai Properties Ltd. (REIT)	138,000	1,575,200
(Cost $20,026,033)		24,837,708
India 9.3%
Bajaj Hindusthan Ltd. (GDR) 144A	50,000	572,694
Bharti Tele-Ventures Ltd.*	157,800	1,479,838
Grasim Industries Ltd.	16,388	859,549
Gujarat Ambuja Cements Ltd.	476,775	1,235,474
Hindustan Lever Ltd.	273,000	1,770,548
Infosys Technologies Ltd.	10,950	766,988
ITC Ltd.	150,000	672,661
Larsen & Toubro Ltd.	19,900	1,190,033
National Thermal Power Corp., Ltd.	477,600	1,446,628
Reliance Capital Ventures Ltd.*	45,611	26,462
Reliance Communication Ventures Ltd.*	45,611	311,861
Reliance Industries Ltd.	45,611	1,025,994
State Bank of India	61,944	1,399,883
Tata Consultancy Services Ltd.	36,216	1,605,119
(Cost $8,904,180)		14,363,732
Indonesia 2.7%
PT Bank International Indonesia Tbk	40,888,000	861,045
PT Indofood Sukses Makmur Tbk	7,388,000	950,306
PT Kawasan Industri Jababeka Tbk*	52,000,000	917,473
PT Matahari Putra Prima Tbk	4,405,000	486,380
PT United Tractors Tbk	1,647,000	1,021,759
(Cost $3,304,310)		4,236,963
Korea 25.3%
Amorepacific Corp.	4,800	1,763,359
Daewoo Engineering & Construction Co., Ltd.	96,000	1,659,033
Hyundai Motor Co.	38,400	3,375,064
Kookmin Bank	48,810	4,372,821
Korea Electric Power Corp.	45,800	2,034,584
Korea Exchange Bank*	118,140	1,521,841
LG Chem Ltd.	30,000	1,323,155
LG.Philips LCD Co., Ltd.*	32,800	1,380,577
LS Industrial Systems Co., Ltd.	23,500	889,472
NHN Corp.*	3,500	1,243,108
POSCO	6,050	1,686,970
Samsung Electronics Co., Ltd.	15,278	10,431,544
Samsung Fire & Marine Insurance Co., Ltd.	28,000	4,022,477
Seoul Semiconductor Co., Ltd.	25,400	1,144,508
Shinsegae Co., Ltd.	4,700	2,297,180
(Cost $24,600,442)		39,145,693
Malaysia 4.1%
Digi.com Bhd.*	488,000	1,507,752
Telekom Malaysia Bhd.	1,119,000	3,009,724
Tenaga Nasional Bhd.	788,500	1,859,772
(Cost $5,500,719)		6,377,248
Philippines 1.1%
Manila Water Co.	4,054,000	508,952
Universal Robina Corp.	2,700,000	1,186,384
(Cost $1,378,627)		1,695,336
Singapore 9.0%
Capitaland Ltd.	884,000	2,739,958
City Developments Ltd.	250,000	1,597,192
Oversea-Chinese Banking Corp., Ltd.	292,600	1,258,574
SembCorp Marine Ltd.	753,000	1,457,512
Singapore Airlines Ltd.	164,000	1,473,085
Singapore Exchange Ltd.	881,000	2,396,293
SMRT Corp., Ltd.	1,943,000	1,388,823
United Overseas Bank Ltd.	155,000	1,598,140
(Cost $9,767,015)		13,909,577
Taiwan 19.4%
Cathay Financial Holding Co., Ltd.	1,261,000	2,825,848
China Steel Corp.	1,629,000	1,590,401
Chungwha Telecom Co., Ltd.	1,674,000	3,216,204
Formosa Chemicals & Fibre Corp.	918,000	1,490,391
High Tech Computer Corp.	78,000	2,493,575
Hon Hai Precision Industry Co., Ltd.	816,870	5,542,918
King Slide Works Co., Ltd.	128,000	758,227
Largan Precision Co., Ltd.	46,000	970,288
MediaTek, Inc.	248,800	2,904,720
Nan Ya Plastics Corp.	744,000	1,086,642
Shin Zu Shing Co., Ltd.	85,000	586,097
SinoPac Financial Holdings Co., Ltd.	2,021,000	1,121,159
Taiwan Green Point Enterprises Co., Ltd.	353,000	1,020,078
Taiwan Semiconductor Manufacturing Co., Ltd.	2,031,865	4,336,802
(Cost $24,043,416)		29,943,350
Thailand 2.6%
Airports of Thailand PCL (Foreign Registered)	583,000	908,752
Bangkok Bank PCL (Foreign Registered)	168,000	532,694
Krungthai Card PCL (Foreign Registered)	1,429,000	879,560
PTT PCL (Foreign Registered)	178,800	1,229,161
The Siam Cement PCL (Foreign Registered)	59,000	399,307
(Cost $3,199,093)		3,949,474
Total Common Stocks (Cost $110,222,821)		151,336,865

Cash Equivalents 1.2%
United States
Cash Management QP Trust, 4.78% (a) (Cost $1,836,041)	1,836,041	1,836,041
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $112,058,862)+	99.1	153,172,906
Other Assets and Liabilities, Net	0.9	1,453,773
Net Assets	100.0	154,626,679

* Non-income producing security

+ The cost for federal income tax purposes was $112,101,713. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $41,071,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,525,980 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $454,787.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $110,222,821)	$ 151,336,865
Investment in Cash Management QP Trust (cost $1,836,041)	1,836,041
Total investments in securities, at value (cost $112,058,862)	153,172,906
Cash	280
Foreign currency, at value (cost $1,120,116)	1,141,454
Dividends receivable	430,373
Interest receivable	12,001
Receivable for Fund shares sold	348,292
Foreign taxes recoverable	115,601
Receivable for investments sold	91,084
Other assets	55,714
Total assets	155,367,705
Liabilities
Payable for Fund shares redeemed	94,122
Deferred foreign taxes payable	266,371
Accrued management fee	97,879
Other accrued expenses and payables	282,654
Total liabilities	741,026
Net assets, at value	$ 154,626,679
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(98,811)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $266,371)	40,847,673
Foreign currency related transactions	24,387
Accumulated net realized gain (loss)	(8,240,531)
Paid-in capital	122,093,961
Net assets, at value	$ 154,626,679

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($23,918,332 ÷ 1,263,550 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.93
Maximum offering price per share (100 ÷ 94.25 of $18.93)	$ 20.08

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,021,951 ÷ 269,520 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 18.63

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,321,702 ÷ 285,393 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 18.65
Class AARP Net Asset Value, offering and redemption price(a) per share ($4,201,066 ÷ 219,983 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.10
Class S Net Asset Value, offering and redemption price(a) per share ($116,163,628 ÷ 6,087,715 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.08

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $139,260)	$ 1,136,172
Interest — Cash Management QP Trust	68,156
Total Income	1,204,328
Expenses: Management fee	561,960
Services to shareholders	230,900
Custodian and accounting fees	173,899
Distribution service fees	63,020
Auditing	43,354
Legal	7,147
Directors fees and expenses	997
Reports to shareholders	19,145
Registration fees	13,325
Other	90,962
Total expenses before expense reductions	1,204,709
Expense reductions	(4,462)
Total expenses after expense reductions	1,200,247
Net investment income (loss)	4,081
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of deferred foreign taxes of $38,041)	8,434,624
Foreign currency related transactions	23,603
8,458,227
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $238,586)	31,358,277
Foreign currency related transactions	26,638
31,384,915
Net gain (loss) on investment transactions	39,843,142
Net increase (decrease) in net assets resulting from operations	$ 39,847,223

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 4,081	$ 1,673,444
Net realized gain (loss) on investment transactions	8,458,227	17,048,537
Net unrealized appreciation (depreciation) on investment transactions during the period	31,384,915	(73,346)
Net increase (decrease) in net assets resulting from operations	39,847,223	18,648,635
Distributions to shareholders from: Net investment income: Class A	(140,135)	(124,444)
Class AARP	(21,483)	(11,129)
Class S	(1,008,308)	(804,555)
Fund share transactions: Proceeds from shares sold	24,741,181	21,687,565
Reinvestment of distributions	1,116,937	895,861
Cost of shares redeemed	(19,679,735)	(33,432,011)
Redemption fees	14,008	5,968
Net increase (decrease) in net assets from Fund share transactions	6,192,391	(10,842,617)
Increase (decrease) in net assets	44,869,688	6,865,890
Net assets at beginning of period	109,756,991	102,891,101
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $98,811 and $1,067,034, respectively)	$ 154,626,679	$ 109,756,991

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.05	$ 11.95	$ 10.90	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.19	.07	.08	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	5.02	2.03	1.04	2.85	.62	(2.00)
Total from investment operations	5.01	2.22	1.11	2.93	.59	(2.01)
Less distributions from: Net investment income	(.13)	(.12)	(.07)	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 18.93	$ 14.05	$ 11.95	$ 10.90	$ 7.97	$ 7.37
Total Return (%)[d]	35.87**	18.63	10.32[e]	36.76	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	14	14	18	7	6
Ratio of expenses before expense reductions (%)	1.84*	1.83	1.89	1.76	1.79	1.80*
Ratio of expenses after expense reductions (%)	1.84*	1.83	1.88	1.76	1.79	1.80*
Ratio of net investment income (loss) (%)	(.02)*	1.40	.76	.94	(.33)	(.09)*
Portfolio turnover rate (%)	95*	100	80	109	77	212

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.78	$ 11.69	$ 10.69	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	.08	(.00)***	.01	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.93	2.01	.99	2.80	.62	(2.00)
Total from investment operations	4.85	2.09	.99	2.81	.52	(2.03)
Redemption fees	.00***	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 18.63	$ 13.78	$ 11.69	$ 10.69	$ 7.88	$ 7.35
Total Return (%)[d]	35.20e**	17.88[e]	9.35[e]	35.66	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	4	4	4	4
Ratio of expenses before expense reductions (%)	2.90*	2.88	2.83	2.59	2.59	2.61*
Ratio of expenses after expense reductions (%)	2.80*	2.74	2.67	2.59	2.59	2.61*
Ratio of net investment income (loss) (%)	(.98)*	.49	(.04)	.11	(1.13)	(.90)*
Portfolio turnover rate (%)	95*	100	80	109	77	212

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.78	$ 11.71	$ 10.70	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	.08	.00***	.02	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.94	1.99	1.00	2.79	.63	(2.00)
Total from investment operations	4.87	2.07	1.00	2.81	.53	(2.03)
Redemption fees	.00***	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 18.65	$ 13.78	$ 11.71	$ 10.70	$ 7.89	$ 7.35
Total Return (%)[d]	35.34**	17.68	9.44[e]	35.61	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	2	2	1	1
Ratio of expenses before expense reductions (%)	2.63*	2.69	2.79	2.55	2.56	2.57*
Ratio of expenses after expense reductions (%)	2.63*	2.69	2.67	2.55	2.56	2.57*
Ratio of net investment income (loss) (%)	(.81)*	.54	.04	.15	(1.10)	(.86)*
Portfolio turnover rate (%)	95*	100	80	109	77	212

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.17	$ 12.04	$ 10.98	$ 8.01	$ 7.38	$ 10.08
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.20	.12	.10	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	5.07	2.05	1.03	2.87	.63	(2.73)
Total from investment operations	5.08	2.25	1.15	2.97	.62	(2.72)
Less distributions from: Net investment income	(.15)	(.12)	(.10)	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.01	.02
Net asset value, end of period	$ 19.10	$ 14.17	$ 12.04	$ 10.98	$ 8.01	$ 7.38
Total Return (%)	36.04**	18.69[c]	10.71[c]	37.08	8.54	(26.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	1.388		.167	.064
Ratio of expenses before expense reductions (%)	1.63*	1.84	1.70	1.51	1.51	1.67
Ratio of expenses after expense reductions (%)	1.63*	1.75	1.69	1.51	1.51	1.67
Ratio of net investment income (loss) (%)	.19*	1.48	.95	1.19	(.05)	.19
Portfolio turnover rate (%)	95*	100	80	109	77	212

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.18	$ 12.03	$ 10.98	$ 8.01	$ 7.38	$ 10.09
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.22	.12	.10	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	5.06	2.05	1.02	2.87	.63	(2.74)
Total from investment operations	5.07	2.27	1.14	2.97	.62	(2.73)
Less distributions from: Net investment income	(.17)	(.12)	(.10)	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.01	.02
Net asset value, end of period	$ 19.08	$ 14.18	$ 12.03	$ 10.98	$ 8.01	$ 7.38
Total Return (%)	35.97**	18.87	10.62[c]	37.08	8.54	(26.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	87	82	80	66	65
Ratio of expenses before expense reductions (%)	1.67*	1.63	1.71	1.51	1.51	1.67
Ratio of expenses after expense reductions (%)	1.67*	1.63	1.65	1.51	1.51	1.67
Ratio of net investment income (loss) (%)	.15*	1.60	.99	1.19	(.05)	.19
Portfolio turnover rate (%)	95*	100	80	109	77	212

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Pacific Opportunities Equity Fund (formerly Scudder Pacific Opportunities Fund) (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") (formerly Scudder International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,609,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($2,173,000) and October 31, 2009 ($14,436,000), the respective expiration dates, whichever occurs first, of which $2,173,000 may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees.The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $66,909,335 and $61,303,998, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Effective October 1, 2003 through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees and director and director counsel fees).

Service Provider Fees. DWS Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 22,160	$ —	$ 5,515
Class B	10,572	2,035	9,152
Class C	4,965	—	385
Class AARP	3,334	—	1,116
Class S	133,972	—	54,099
	$ 175,003	$ 2,035	$ 70,267

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $54,664, of which $9,111 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 15,807	$ 3,037
Class C	15,424	3,038
	$ 31,231	$ 6,075

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 21,594	$ 4,798.22%
Class B	5,181	904.25%
Class C	5,014	1,174.24%
	$ 31,789	$ 6,876

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $8,463.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $5,915 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,240, of which $7,080 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $2,427, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this Fund focuses its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region and potentially subjecting the Fund's shares to greater price volatility. Please read this Fund's prospectus for specific details regarding its risk profile.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	645,861	$ 10,990,872	636,631	$ 8,642,003
Class B	72,771	1,236,106	97,171	1,302,243
Class C	168,892	2,753,889	234,973	3,129,420
Class AARP	114,397	1,988,266	77,379	1,075,446
Class S	453,734	7,772,048	549,957	7,538,453
		$ 24,741,181		$ 21,687,565
Shares issued to shareholders in reinvestment of distributions
Class A	8,461	$ 133,766	9,169	$ 117,186
Class AARP	1,292	20,601	814	10,479
Class S	60,425	962,570	59,689	768,196
		$ 1,116,937		$ 895,861
Shares redeemed
Class A	(416,863)	$ (7,165,478)	(794,196)	$ (10,611,919)
Class B	(70,660)	(1,154,513)	(154,915)	(2,056,363)
Class C	(106,474)	(1,739,502)	(192,882)	(2,564,193)
Class AARP	(34,187)	(586,269)	(28,614)	(396,855)
Class S	(536,146)	(9,033,973)	(1,303,650)	(17,802,681)
		$ (19,679,735)		$ (33,432,011)
Redemption fees		$ 14,008		$ 5,968
Net increase (decrease)
Class A	237,459	$ 3,970,641	(148,396)	$ (1,852,425)
Class B	2,111	81,725	(57,744)	(754,119)
Class C	62,418	1,014,442	42,091	565,230
Class AARP	81,502	1,422,644	49,579	689,070
Class S	(21,987)	(297,061)	(694,004)	(9,490,373)
		$ 6,192,391		$ (10,842,617)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Pacific Opportunities Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,450.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,763,378.157	224,697.972	169,017.597	615,806.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,722,826.913	262,131.058	172,135.755	615,806.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,720,174.977	257,206.037	179,712.712	615,806.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	23337R 718	23337R 692	23337R 684
Fund Number	473	673	773
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	2173	2073

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Pacific Opportunities Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Pacific Opportunities Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006